UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-07512

BNY Mellon Worldwide Growth Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	10/31/23

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon Worldwide Growth Fund, Inc.

ANNUAL REPORT October 31, 2023

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2022, through October 31, 2023, as provided by portfolio managers Alan R. Christensen, Catherine P. Crain, W. Gentry Lee Jr., Christopher B. Sarofim, and Charles E. Sheedy of Fayez Sarofim & Co., LLC, sub-adviser.

Market and Fund Performance Overview

For the 12-month period ended October 31, 2023, BNY Mellon Worldwide Growth Fund, Inc. (the “fund”) produced a total return of 13.50% for Class A shares, 12.64% for Class C shares, 13.77% for Class I shares and 13.89% for Class Y shares.1 For the same period, the fund’s benchmark, the MSCI World Index (the “Index”), produced a 10.48% total return.2

Global equities rose during the reporting period as investors began to anticipate the end of the U.S. Federal Reserve’s (the “Fed”) rate-hiking cycle. The fund outperformed its benchmark due primarily to favorable security selection.

The Fund’s Investment Approach

The fund seeks long-term capital growth consistent with the preservation of capital; current income is a secondary goal. To pursue its goals, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the common stock of U.S. and foreign companies. The fund focuses on “blue-chip” multinational companies with total market values of more than $5 billion. Blue-chip companies are established companies that are considered “known quantities.” These companies often have a long record of profit growth and dividend payments, as well as a reputation for quality management, products and services. Multinational companies are large, established, globally managed companies that manufacture and distribute their products and services throughout the world.

In choosing stocks, the fund’s sub-adviser first identifies economic sectors it believes will expand over the next three to five years or longer. Using fundamental analysis, the fund’s sub-adviser then seeks companies within these sectors that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence, plus the potential to achieve predictable, above-average earnings growth. The fund also invests in U.S. dollar-denominated American depositary receipts.

The fund employs a “buy-and-hold” investment strategy, which is an investment strategy characterized by a low portfolio turnover rate that helps to reduce the fund’s trading costs and minimize tax liability by limiting the distribution of capital gains.3

Stocks Benefit from Anticipated End of Interest-Rate Hikes

The Index steadily appreciated over the 12-month period ended October 31, 2023, returning 10.48% and rebounding from a challenging 2022. Investor enthusiasm was driven by hopes that the Fed could successfully engineer a soft landing, as inflation began to cool while the U.S. economy remained resilient. Expectations that global monetary tightening policies were nearing an end propelled the stock market in the period. However, persistently high inflation, a tepid economic outlook from corporations and an uneven recovery in China tempered sentiment.

After raising the federal funds rate through 11 consecutive increases to the current 5.25%–5.50% range in July 2023, the Fed held rates steady in the September 2023 Federal Open Market Committee meeting. Their quantitative tightening efforts have produced signs of successfully cooling the economy, with labor growth decelerating and wages softening. The headline Consumer Price Index (“CPI”) rate was 3.7% for the 12 months ending September 2023 — a meaningful decline from the recent high of 9.1% for the 12 months ending June 2022, yet still above the 2% inflation rate targeted by the Fed. Fed Chair Jerome Powell discussed his plan to continually evaluate emerging data and allow time for the full impact of the elevated rates to flow through the economy before continuing with rate increases.

In Europe, the European Central Bank (the “ECB”) and the Bank of England (the “BoE”) continued their rate-hike campaigns to fight inflation over the year, and each agency signaled recent satisfaction with current monetary policy levels. The ECB left its benchmark rate unchanged in October 2023, after 10 consecutive hikes, while the BoE held rates flat in its September 2023 session. Throughout the period, investors saw inflation indicators lessen without adversely impacting economic activity.

Consistent themes from management teams arose during the earnings seasons over the course of the year. Internally, companies are focused on implementing cost-saving strategies and leveraging artificial intelligence and other machine learning processes to optimize performance and reduce expenses. Externally, management teams have observed the impacts of a resilient U.S. consumer and an uneven recovery in China, as it reopens after years of restrictive “Zero COVID-19” policies.

An economic slowdown persists in China, where distress in the real estate sector and high youth unemployment has weakened consumer confidence and spending. Investors had expected China to emerge from the pandemic lockdowns with a strong rebound in economic activity, and the disappointing data have been a drag for global companies with Chinese exposure. In response, the Chinese government enacted several stimulus measures designed to jump start growth and spending.

While there was a steady uptrend for stocks, a deeper look at the market’s performance reveals that seven mega-cap technology companies (dubbed the “Magnificent Seven”) have driven the majority of the returns. This narrow, tech-focused leadership suggests there was less optimism for the broader economy. While the U.S. economy appears more resilient than those of Europe and Asia, the tepid global growth outlook soured investor sentiment. These concerns led to the stock market pulling back from its bullish run in the latter part of the 12-month period.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Within the Index, the information technology, communication services and consumer discretionary sectors were relative outperformers, while the real estate, health care and utilities sectors were relative laggards in the period.

Stock Selection Aided Performance

The fund outperformed the Index in the 12-month period ended October 31, 2023, driven by both positive allocation and stock selection effects. The fund benefited from combined allocation and selection effects in the health care, consumer discretionary and financials sectors, which all served to bolster results. The top contributors to relative performance included Microsoft Corp., Novo Nordisk A/S, L’Oréal SA, LVMH Moet Hennessy Louis Vuitton SE and Amazon.com.

Conversely, an overweight energy sector allocation relative to the Index resulted in a negative allocation effect, while the fund’s holdings also trailed sector peers, leading to an overall negative contribution effect. Within the information technology and industrials sectors, the impact of a negative stock selection effect also detracted from relative performance. The top detractors from relative performance included Chevron Corp, Roche Holding AG, PepsiCo, Inc., the Estée Lauder Companies, Inc. and AstraZeneca PLC.

A Focus on Quality

With the federal funds rate at its highest levels since 2007, and Fed Chair Powell signaling that these rates will remain “higher for longer,” investor focus has shifted toward profitability. This renewed attention to earnings and cash flow durability drives earnings pressure for companies exposed to fluctuating financing costs or credit-exposed consumers. Ultimately, these pressures may result in margin compression, the inability to pursue growth strategies and a reduced capacity to return capital to shareholders in the form of dividends or share buybacks.

The fund continues to seek out companies with better credit quality, strong balance sheets, pricing power and the capability to self-fund growth and expansion plans. Companies with these characteristics should be better positioned to withstand macroeconomic headwinds and generate attractive returns, while continuing capital distribution plans to shareholders.

We have been focused on the broader financial implications of a prolonged, tightening monetary policy environment and have re-evaluated our holdings through this lens by determining, among other considerations, whether stocks in the fund are exposed to risk related to capital, labor or energy requirements. The businesses in which we invest minimize exposure to these risks and naturally exhibit higher margins and returns on capital, giving them an advantage in dealing with changing economic conditions and in consistently generating free cash flow, which positions the fund to outperform over a long-term investment horizon.

November 15, 2023

1 Investors should note that the fund’s short-term performance is highly unusual, in part due to unusually favorable market conditions, and is unlikely to be repeated or consistently achieved in the future.

Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper, Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI World Index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets. Investors cannot invest directly in any index.

3 Achieving tax efficiency is not a part of the fund’s investment objective, and there can be no guarantee that the fund will achieve any particular level of taxable distributions in future years. In periods when the manager has to sell significant amounts of securities (e.g., during periods of significant net redemptions or changes in index components), the fund can be expected to be less tax efficient than during periods of more stable market conditions and asset flows.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

References to specific securities, asset classes and financial markets are for illustrative purposes only and are not intended to be and should not be interpreted as recommendations.

Investing in foreign denominated and/or domiciled securities involves special risks, including changes in currency exchange rates, political, economic, and social instability, limited company information, differing auditing and legal standards, and less market liquidity.

A concentration of companies in a narrow sector could cause performance to be more volatile than funds invested in a broader range of industries.

The fund may, but is not required, to use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon Worldwide Growth Fund, Inc. with a hypothetical investment of $10,000 in the MSCI World Index (the “Index”).

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in Class A shares, Class C shares, and Class I shares of BNY Mellon Worldwide Growth Fund, Inc. on 10/31/13 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is a free float‐adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Worldwide Growth Fund, Inc. with a hypothetical investment of $1,000,000 in the MSCI World Index (the “Index”).

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon Worldwide Growth Fund, Inc. on 10/31/13 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all other applicable fees and expenses of fund’s Class Y shares. The Index is a free float‐adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 10/31/2023

	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	6.98%	10.37%	8.72%
without sales charge	13.50%	11.69%	9.36%
Class C shares
with applicable redemption charge †	11.64%	10.84%	8.55%
without redemption	12.64%	10.84%	8.55%
Class I shares	13.77%	11.95%	9.64%
Class Y shares	13.89%	12.04%	9.74%
MSCI World Index	10.48%	8.27%	7.53%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Worldwide Growth Fund, Inc. from May 1, 2023 to October 31, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended October 31, 2023

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.45	$9.35	$4.66	$4.07
Ending value (after expenses)	$965.80	$961.90	$966.80	$967.40

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended October 31, 2023

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.60	$9.60	$4.79	$4.18
Ending value (after expenses)	$1,019.66	$1,015.68	$1,020.47	$1,021.07
†

Expenses are equal to the fund’s annualized expense ratio of 1.10% for Class A, 1.89% for Class C, .94% for Class I and .82% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

October 31, 2023

Description	Shares		Value ($)
Common Stocks - 99.5%
Banks - 1.8%
JPMorgan Chase & Co.	131,660		18,308,640
Capital Goods - 2.6%
Assa Abloy AB, Cl. B	688,500		14,672,645
BAE Systems PLC	867,480		11,646,288
			26,318,933
Consumer Discretionary Distribution - 4.1%
Amazon.com, Inc.	312,220	[a]	41,553,360
Consumer Durables & Apparel - 5.2%
Hermes International SCA	6,996		13,119,712
LVMH Moet Hennessy Louis Vuitton SE	56,245		40,252,719
			53,372,431
Consumer Services - 3.3%
Marriott International, Inc., Cl. A	75,740		14,281,534
McDonald's Corp.	76,225		19,983,908
			34,265,442
Energy - 7.6%
Chevron Corp.	254,845		37,138,562
Hess Corp.	278,750		40,251,500
			77,390,062
Financial Services - 10.2%
BlackRock, Inc.	32,930		20,162,380
London Stock Exchange Group PLC	120,605		12,129,927
Mastercard, Inc., Cl. A	47,240		17,778,774
S&P Global, Inc.	49,082		17,144,834
Visa, Inc., Cl. A	159,160	[b]	37,418,516
			104,634,431
Food, Beverage & Tobacco - 8.3%
Diageo PLC, ADR	78,955	[b]	12,119,593
Nestle SA, ADR	199,940		21,545,534
PepsiCo, Inc.	94,775		15,474,862
Philip Morris International, Inc.	207,955		18,541,268
The Coca-Cola Company	302,970		17,114,775
			84,796,032
Health Care Equipment & Services - 6.0%
Abbott Laboratories	174,955		16,541,995
EssilorLuxottica SA	87,360		15,799,350
Intuitive Surgical, Inc.	45,800	[a]	12,009,676
UnitedHealth Group, Inc.	32,410		17,357,500
			61,708,521
Household & Personal Products - 5.8%
L'Oreal SA, ADR	534,655	[b]	44,852,208

Description		Shares		Value ($)
Common Stocks - 99.5% (continued)
Household & Personal Products - 5.8% (continued)
The Estee Lauder Companies, Inc., Cl. A		26,540		3,420,210
The Procter & Gamble Company		70,510		10,578,615
				58,851,033
Insurance - 1.1%
AIA Group Ltd.		1,322,075		11,514,203
Materials - 3.1%
Air Liquide SA, ADR		438,469	[b]	15,004,409
Air Products & Chemicals, Inc.		57,370		16,203,583
				31,207,992
Media & Entertainment - 6.3%
Alphabet, Inc., Cl. C		316,455	[a]	39,651,811
Comcast Corp., Cl. A		336,795		13,906,266
Nintendo Co. Ltd.		255,970		10,597,471
				64,155,548
Pharmaceuticals, Biotechnology & Life Sciences - 7.4%
AstraZeneca PLC		113,140		14,142,019
Novo Nordisk A/S, ADR		512,370		49,479,571
Roche Holding AG, ADR		388,470	[b]	12,559,235
				76,180,825
Semiconductors & Semiconductor Equipment - 5.0%
ASML Holding NV		42,890		25,682,961
Texas Instruments, Inc.		178,620		25,365,826
				51,048,787
Software & Services - 12.3%
Adobe, Inc.		27,445	[a]	14,602,387
Intuit, Inc.		29,885		14,791,581
Microsoft Corp.		284,710		96,263,298
				125,657,266
Technology Hardware & Equipment - 5.8%
Apple, Inc.		345,665		59,029,212
Transportation - 3.6%
Canadian Pacific Kansas City Ltd.		337,560		23,956,633
Union Pacific Corp.		60,505		12,561,443
				36,518,076
Total Common Stocks (cost $441,321,499)				1,016,510,794
	1-Day Yield (%)
Investment Companies - .4%
Registered Investment Companies - .4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $3,878,031)	5.40	3,878,031	[c]	3,878,031

STATEMENT OF INVESTMENTS (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - 1.8%
Registered Investment Companies - 1.8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $18,743,294)	5.40	18,743,294	[c]	18,743,294
Total Investments (cost $463,942,824)		101.7%		1,039,132,119
Liabilities, Less Cash and Receivables		(1.7%)		(16,950,073)
Net Assets		100.0%		1,022,182,046

ADR—American Depositary Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At October 31, 2023, the value of the fund’s securities on loan was $52,830,555 and the value of the collateral was $53,974,558, consisting of cash collateral of $18,743,294 and U.S. Government & Agency securities valued at $35,231,264. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	23.1
Consumer Staples	14.0
Health Care	13.5
Financials	13.2
Consumer Discretionary	12.6
Energy	7.6
Communication Services	6.3
Industrials	6.1
Materials	3.1
Investment Companies	2.2
101.7

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 10/31/2022	Purchases ($)†	Sales ($)	Value ($) 10/31/2023	Dividends/ Distributions ($)
Registered Investment Companies - .4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .4%	5,625,547	197,510,378	(199,257,894)	3,878,031	467,869
Investment of Cash Collateral for Securities Loaned - 1.8%††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 1.8%	-	97,870,798	(79,127,504)	18,743,294	27,608	†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .0%	32,250	153,906,062	(153,938,312)	-	50,201	†††
Total - 2.2%	5,657,797	449,287,238	(432,323,710)	22,621,325	545,678

† Includes reinvested dividends/distributions.

†† Effective July 3, 2023, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares.

††† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2023

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $52,830,555)—Note 1(c):
Unaffiliated issuers	441,321,499	1,016,510,794
Affiliated issuers	22,621,325	22,621,325
Cash denominated in foreign currency	1,788	1,751
Receivable for shares of Common Stock subscribed		1,747,732
Tax reclaim receivable—Note 1(b)		868,547
Dividends and securities lending income receivable		761,892
Prepaid expenses		64,088
		1,042,576,129
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		835,321
Liability for securities on loan—Note 1(c)		18,743,294
Payable for shares of Common Stock redeemed		558,097
Directors’ fees and expenses payable		22,081
Interest payable—Note 2		16,365
Other accrued expenses		218,925
		20,394,083
Net Assets ($)		1,022,182,046
Composition of Net Assets ($):
Paid-in capital		429,716,768
Total distributable earnings (loss)		592,465,278
Net Assets ($)		1,022,182,046

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	577,411,205	19,951,895	362,943,925	61,875,021
Shares Outstanding	9,393,148	400,815	5,847,808	997,796
Net Asset Value Per Share ($)	61.47	49.78	62.06	62.01

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended October 31, 2023

Investment Income ($):
Income:
Cash dividends (net of $717,814 foreign taxes withheld at source):
Unaffiliated issuers	15,740,378
Affiliated issuers	467,869
Income from securities lending—Note 1(c)	77,809
Total Income	16,286,056
Expenses:
Management fee—Note 3(a)	7,531,087
Shareholder servicing costs—Note 3(c)	2,365,261
Distribution fees—Note 3(b)	140,578
Directors’ fees and expenses—Note 3(d)	125,976
Registration fees	112,310
Professional fees	106,963
Prospectus and shareholders’ reports	87,411
Custodian fees—Note 3(c)	41,695
Loan commitment fees—Note 2	31,647
Chief Compliance Officer fees—Note 3(c)	19,953
Interest expense—Note 2	16,365
Miscellaneous	30,748
Total Expenses	10,609,994
Less—reduction in fees due to earnings credits—Note 3(c)	(67,027)
Net Expenses	10,542,967
Net Investment Income	5,743,089
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	16,099,738
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	89,392,499
Net Realized and Unrealized Gain (Loss) on Investments	105,492,237
Net Increase in Net Assets Resulting from Operations	111,235,326

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2023	2022
Operations ($):
Net investment income	5,743,089	3,704,657
Net realized gain (loss) on investments	16,099,738	58,648,794
Net change in unrealized appreciation (depreciation) on investments	89,392,499	(256,319,011)
Net Increase (Decrease) in Net Assets Resulting from Operations	111,235,326	(193,965,560)
Distributions ($):
Distributions to shareholders:
Class A	(39,862,657)	(55,918,388)
Class C	(1,271,528)	(1,393,651)
Class I	(20,150,604)	(20,192,411)
Class Y	(3,041,317)	(3,047,814)
Total Distributions	(64,326,106)	(80,552,264)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	40,370,547	34,372,028
Class C	7,833,808	6,366,832
Class I	228,831,925	137,860,388
Class Y	59,580,962	26,999,821
Distributions reinvested:
Class A	34,767,692	48,761,642
Class C	1,249,099	1,331,456
Class I	18,441,949	18,497,344
Class Y	2,600,636	2,862,448
Cost of shares redeemed:
Class A	(68,444,024)	(82,948,482)
Class C	(4,647,545)	(4,617,154)
Class I	(149,544,994)	(89,387,814)
Class Y	(31,875,761)	(27,813,532)
Increase (Decrease) in Net Assets from Capital Stock Transactions	139,164,294	72,284,977
Total Increase (Decrease) in Net Assets	186,073,514	(202,232,847)
Net Assets ($):
Beginning of Period	836,108,532	1,038,341,379
End of Period	1,022,182,046	836,108,532

	Year Ended October 31,
	2023	2022
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	648,436	523,586
Shares issued for distributions reinvested	587,928	665,081
Shares redeemed	(1,112,110)	(1,256,150)
Net Increase (Decrease) in Shares Outstanding	124,254	(67,483)
Class Cb
Shares sold	155,516	123,142
Shares issued for distributions reinvested	26,028	21,815
Shares redeemed	(91,192)	(84,197)
Net Increase (Decrease) in Shares Outstanding	90,352	60,760
Class Ia
Shares sold	3,632,359	2,173,872
Shares issued for distributions reinvested	308,137	250,990
Shares redeemed	(2,392,840)	(1,418,596)
Net Increase (Decrease) in Shares Outstanding	1,547,656	1,006,266
Class Y
Shares sold	939,503	399,578
Shares issued for distributions reinvested	43,506	38,886
Shares redeemed	(490,764)	(425,710)
Net Increase (Decrease) in Shares Outstanding	492,245	12,754

[a]	During the period ended October 31, 2022, 6,969 Class A shares representing $419,826 were exchanged for 6,908 Class I shares.
[b]

During the period ended October 31, 2023, 983 Class C shares representing $49,730 were automatically converted to 800 Class A shares and during the period ended October 31, 2022, 2,486 Class C shares representing $145,831 were automatically converted to 2,072 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	58.17	77.71	58.39	54.01	52.03
Investment Operations:
Net investment income[a]	.32	.22	.14	.33	.47
Net realized and unrealized gain (loss) on investments	7.35	(13.76)	21.73	8.01	7.48
Total from Investment Operations	7.67	(13.54)	21.87	8.34	7.95
Distributions:
Dividends from net investment income	(.29)	(.16)	(.24)	(.33)	(.50)
Dividends from net realized gain on investments	(4.08)	(5.84)	(2.31)	(3.63)	(5.47)
Total Distributions	(4.37)	(6.00)	(2.55)	(3.96)	(5.97)
Net asset value, end of period	61.47	58.17	77.71	58.39	54.01
Total Return (%)[b]	13.50	(19.00)	38.45	16.24	17.44
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.13	1.13	1.14	1.14	1.14
Ratio of net expenses to average net assets	1.12	1.13	1.14	1.14	1.14
Ratio of net investment income to average net assets	.51	.34	.20	.61	.92
Portfolio Turnover Rate	8.87	10.38	7.06	4.92	4.06
Net Assets, end of period ($ x 1,000)	577,411	539,126	725,502	558,157	511,019

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

	Year Ended October 31,
Class C Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	48.01	65.47	49.71	46.59	45.68
Investment Operations:
Net investment income (loss)[a]	(.14)	(.23)	(.32)	(.04)	.10
Net realized and unrealized gain (loss) on investments	6.05	(11.37)	18.39	6.83	6.44
Total from Investment Operations	5.91	(11.60)	18.07	6.79	6.54
Distributions:
Dividends from net investment income	(.06)	(.02)	-	(.04)	(.16)
Dividends from net realized gain on investments	(4.08)	(5.84)	(2.31)	(3.63)	(5.47)
Total Distributions	(4.14)	(5.86)	(2.31)	(3.67)	(5.63)
Net asset value, end of period	49.78	48.01	65.47	49.71	46.59
Total Return (%)[b]	12.64	(19.62)	37.40	15.36	16.58
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.90	1.90	1.89	1.89	1.89
Ratio of net expenses to average net assets	1.89	1.90	1.89	1.89	1.89
Ratio of net investment income (loss) to average net assets	(.28)	(.44)	(.55)	(.09)	.22
Portfolio Turnover Rate	8.87	10.38	7.06	4.92	4.06
Net Assets, end of period ($ x 1,000)	19,952	14,904	16,348	19,508	36,014

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class I Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	58.70	78.31	58.82	54.38	52.37
Investment Operations:
Net investment income[a]	.44	.37	.32	.48	.60
Net realized and unrealized gain (loss) on investments	7.43	(13.88)	21.89	8.06	7.53
Total from Investment Operations	7.87	(13.51)	22.21	8.54	8.13
Distributions:
Dividends from net investment income	(.43)	(.26)	(.41)	(.47)	(.65)
Dividends from net realized gain on investments	(4.08)	(5.84)	(2.31)	(3.63)	(5.47)
Total Distributions	(4.51)	(6.10)	(2.72)	(4.10)	(6.12)
Net asset value, end of period	62.06	58.70	78.31	58.82	54.38
Total Return (%)	13.77	(18.81)	38.80	16.55	17.71
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.93	.90	.88	.89	.89
Ratio of net expenses to average net assets	.92	.90	.88	.89	.89
Ratio of net investment income to average net assets	.69	.57	.45	.86	1.18
Portfolio Turnover Rate	8.87	10.38	7.06	4.92	4.06
Net Assets, end of period ($ x 1,000)	362,944	252,427	257,944	181,276	152,806

a Based on average shares outstanding.

See notes to financial statements.

	Year Ended October 31,
Class Y Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	58.65	78.22	58.76	54.33	52.33
Investment Operations:
Net investment income[a]	.50	.45	.38	.52	.62
Net realized and unrealized gain (loss) on investments	7.43	(13.88)	21.84	8.05	7.54
Total from Investment Operations	7.93	(13.43)	22.22	8.57	8.16
Distributions:
Dividends from net investment income	(.49)	(.30)	(.45)	(.51)	(.69)
Dividends from net realized gain on investments	(4.08)	(5.84)	(2.31)	(3.63)	(5.47)
Total Distributions	(4.57)	(6.14)	(2.76)	(4.14)	(6.16)
Net asset value, end of period	62.01	58.65	78.22	58.76	54.33
Total Return (%)	13.89	(18.74)	38.87	16.63	17.80
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.82	.81	.80	.81	.81
Ratio of net expenses to average net assets	.82	.81	.80	.81	.81
Ratio of net investment income to average net assets	.79	.69	.54	.94	1.26
Portfolio Turnover Rate	8.87	10.38	7.06	4.92	4.06
Net Assets, end of period ($ x 1,000)	61,875	29,652	38,548	28,563	24,301

a Based on average shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Worldwide Growth Fund, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified open-end management investment company. The fund’s investment objective is to seek long-term capital growth consistent with the preservation of capital; current income is a secondary goal. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Prior to February 27, 2023, Fayez Sarofim & Co. served as the sub-adviser to the fund pursuant to a sub-investment advisory agreement between the Adviser and Fayez Sarofim & Co. (the “Prior Sub-Investment Advisory Agreement”). Effective February 27, 2023, the fund’s Board of Directors (the “Board”) approved an amended sub-investment advisory agreement (the “Amended Sub-Investment Advisory Agreement”), which reflected a change in Fayez Sarofim & Co.’s corporate form, from a Texas corporation to a Delaware limited liability company, and a new name, Fayez Sarofim & Co., LLC (the “Sub-Adviser”). The sub-advisory fee payable by the Adviser to the Sub-Adviser under the Amended Sub-Investment Advisory Agreement is the same as the sub-advisory fee under the Prior Sub-Investment Advisory Agreement. The fund’s investment strategy and management policies did not change in connection with the implementation of the Amended Sub-Investment Advisory Agreement. The Adviser continues to serve as the fund’s investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (150 million shares authorized) and Class Y (150 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly.

NOTES TO FINANCIAL STATEMENTS (continued)

GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Board has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of October 31, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	872,636,460	143,874,334	††	-	1,016,510,794
Investment Companies	22,621,325	-		-	22,621,325

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

NOTES TO FINANCIAL STATEMENTS (continued)

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of October 31, 2023, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. The fund received additional collateral subsequent to year end which resulted in the market value of the collateral to be at least 100% of the market value of the securities on loan. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. Any non-cash collateral received cannot be sold or re-pledged by the fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in the fund’s Statement of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2023, BNY Mellon earned $10,609 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

For financial reporting purposes, the fund elects not to offset assets and liabilities subject to a securities lending agreement, if any, in the Statement of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statement of Assets and Liabilities. As of October 31, 2023, the fund had securities on loan and the value of the related collateral received by the fund exceeded the value of the securities loaned by the fund. The value of the securities loaned by the fund, if any, are also disclosed in the Statement of Assets and Liabilities and in the Statement of Investments. The total amount of cash and non-cash securities lending collateral received is disclosed in the footnotes to the Statement of Investments.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.

Foreign Investment Risk: To the extent the fund invests in foreign securities, the fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

NOTES TO FINANCIAL STATEMENTS (continued)

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2023, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2023, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,386,234, undistributed capital gains $16,106,349 and unrealized appreciation $574,969,695.

The tax character of distributions paid to shareholders during the fiscal years ended October 31, 2023 and October 31, 2022 were as follows: ordinary income $5,529,739 and $2,780,850, and long-term capital gains $58,796,367 and $77,771,414, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $738 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $618 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $120 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 27, 2023, the Citibank Credit Facility was $823.5 million with Tranche A available in an amount equal to $688.5 million and Tranche B available in an amount equal to $135 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

During the period ended October31, 2023, the fund was charged $16,365 for interest expense. These fees are included in Interest expense in the Statement of Operations. The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2023 was approximately $257,534 with a related weighted average annualized interest rate of 6.35%.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a fee at an annual rate of .2175% of the value of the fund’s average daily net assets which is payable monthly.

During the period ended October 31, 2023, the Distributor retained $13,089 from commissions earned on sales of the fund’s Class A shares and $1,250 and $14,917 from CDSC fees on redemptions of the fund’s Class A and Class C shares, respectively.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended October 31, 2023, Class C shares were charged $140,578 pursuant to the Distribution Plan.

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2023, Class A and Class C shares were charged $1,469,073 and $46,859, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2023, the fund was charged $84,081 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $67,027.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2023, the fund was charged $41,695 pursuant to the custody agreement.

During the period ended October 31, 2023, the fund was charged $19,953 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $656,852, Distribution Plan fees of $12,777, Shareholder Services Plan fees of $128,440, Custodian fees of $15,714, Chief Compliance Officer fees of $6,327 and Transfer Agent fees of $15,211.

(d) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities during the period ended October 31, 2023, amounted to $170,876,318 and $87,598,379, respectively.

At October 31, 2023, the cost of investments for federal income tax purposes was $464,143,863; accordingly, accumulated net unrealized appreciation on investments was $574,988,256, consisting of $581,689,040 gross unrealized appreciation and $6,700,784 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Worldwide Growth Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Worldwide Growth Fund, Inc. (the “Fund”), including the statement of investments, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
December 22, 2023

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended October 31, 2023 as qualifying for the corporate dividends received deduction. Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $5,529,739 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2024 of the percentage applicable to the preparation of their 2023 income tax returns. The fund also hereby reports $4.0756 per share as a long-term capital gain distribution aid on December 14, 2022.

PROXY RESULTS (Unaudited)

A special meeting of the fund’s shareholders was held on October 12, 2023. The proposal considered at the meeting and the results were as follows:

	Shares
	For	Withheld
To elect Board Members to hold office until their successors are duly elected and qualified†
Francine J. Bovich	11,379,861	374,880
Michael D. DiLecce	11,361,214	393,528
Gina D. France	11,399,759	354,983
Joan L. Gulley	11,382,408	372,334
Robin A. Melvin	11,375,393	379,349

† Each Board Member’s term to commence January 1, 2024

In addition, Joseph S. DiMartino, Peggy C. Davis and Nathan Leventhal continue as Board Members of the fund. Mses. Bovich and Melvin currently are Board Members of the fund, but have not been previously elected by shareholders.

INFORMATION ABOUT THE APPROVAL OF THE FUND'S AMENDED SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on July 24, 2023, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (together with the Management Agreement, the “Agreements”), pursuant to which Fayez Sarofim & Co., LLC (the “Sub-Adviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-Adviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper (“Lipper”), which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional global large-cap growth funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional global large-cap growth funds

INFORMATION ABOUT THE APPROVAL OF THE FUND'S AMENDED SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

(the “Performance Universe”), all for various periods ended May 31, 2023, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional global large-cap growth funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board also considered the fund’s performance in light of overall financial market conditions. The Board discussed with representatives of the Adviser and the Sub-Adviser the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and the Performance Universe medians for all periods, ranking in the first quartile for the three-, four-, five- and ten-year periods in the Performance Group and the Performance Universe. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in the most recent six of the ten calendar years shown. The Board noted that the fund had a five star overall rating from Morningstar and a five-star rating for each of the three-, five- and ten-year periods based on Morningstar’s risk-adjusted return measures.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-Adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was lower than the Expense Group median contractual management fee, the fund’s actual management fee was lower than the Expense Group median and slightly higher than the Expense Universe median actual management fee, and the fund’s total expenses were slightly lower than the Expense Group median and slightly lower than the Expense Universe median total expenses.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser or the Sub-Adviser for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee payable to the Sub-Adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-Adviser and the Adviser. The Board also took into consideration that the Sub-Adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Sub-Adviser’s profitability to be relevant to its deliberations. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the

INFORMATION ABOUT THE APPROVAL OF THE FUND'S AMENDED SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fees paid to the Adviser and the Sub-Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Adviser, of the Adviser and the Sub-Adviser and the services provided to the fund by the Adviser and the Sub-Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2022 to December 31, 2022, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (80)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-May 2023)

No. of Portfolios for which Board Member Serves: 86

———————

Francine J. Bovich (72)

Board Member (2012)

Principal Occupation During Past 5 Years:

• The Bradley Trusts, private trust funds, Trustee (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 47

———————

Peggy C. Davis (80)

Board Member (1990)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 29

———————

Nathan Leventhal (80)

Board Member (1989)

Principal Occupation During Past 5 Years:

• Lincoln Center for the Performing Arts, President Emeritus (2001-Present)

• Palm Beach Opera, President (2016-Present)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., a public company that designs, sources, markets and distributes watches Director (2003-2020)

No. of Portfolios for which Board Member Serves: 29

———————

Robin A. Melvin (60)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Westover School, a private girls’ boarding school in Middlebury, Connecticut, Trustee (2019-Juen 2023)

• Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois, Co-Chair (2014-2020); Board Member, Mentor Illinois (2013-2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-June 2022)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

No. of Portfolios for which Board Member Serves: 68

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Distribution, BNY Mellon Investment Management since February 2023; and Head of North America Product, BNY Mellon Investment Management from January 2018 to February 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 45 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Director of the Adviser since February 2023; Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 65 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021; and Counsel of BNY Mellon from August 2018 to December 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 33 years old and has been an employee of BNY Mellon since August 2013.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; and Managing Counsel of BNY Mellon from December 2017 to September 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 48 years old and has been an employee of BNY Mellon since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 58 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since June 2012.

JOANNE SKERRETT, Vice President and Assistant Secretary since March 2023.

Managing Counsel of BNY Mellon since June 2022; and Senior Counsel with the Mutual Fund Directors Forum, a leading funds industry organization, from 2016 to June 2022. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 51 years old and has been an employee of the Adviser since June 2022.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Head of Product Development of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President of the Adviser since December 2022; Head of Product Management of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 47 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is the Chief Compliance Officer of 53 investment companies (comprised of 105 portfolios) managed by the Adviser. He is 66 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 47 investment companies (comprised of 114 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 55 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon Worldwide Growth Fund, Inc.

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Fayez Sarofim & Co., LLC

Two Houston Center

Suite 2907

909 Fannin Street

Houston, TX 77010

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: PGROX Class C: PGRCX Class I: DPWRX Class Y: DPRIX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation 0070AR1023

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $48,450 in 2022 and $49,419 in 2023.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $9,412 in 2022 and $9,553 in 2023. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2022 and $0 in 2023.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $4,763 in 2022 and $4,763 in 2023. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $6,737 in 2022 and $6,737 in 2023.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $2,231 in 2022 and $2,430 in 2023. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2022 and $0 in 2023.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $2,189,735 in 2022 and $1,779,328 in 2023.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

(i)	Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

       Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Worldwide Growth Fund, Inc.

By: /s/ David J. DiPetrillo

      David J. DiPetrillo

      President (Principal Executive Officer)

Date: December 19, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

      David J. DiPetrillo

      President (Principal Executive Officer)

Date: December 19, 2023

By: /s/ James Windels

      James Windels

      Treasurer (Principal Financial Officer)

Date: December 19, 2023

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)